UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 30, 2021
EHEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CA 95054
(Address of principal executive offices)    (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2021, the board of directors (the “Board”) of eHealth, Inc. (the “Company”) appointed Aaron C. Tolson as a Class I director. Mr. Tolson’s addition to the Board was pursuant to the terms of the Investment Agreement (the “Investment Agreement”), dated February 17, 2021, by and between the Company and Echelon Health SPV, LP, an investment vehicle of H.I.G. Capital. Mr. Tolson served as an observer to the Board on behalf of H.I.G Capital from April 2021 until his election to the Board, pursuant to the terms of the Investment Agreement.

Mr. Tolson has served as a principal and managing director of H.I.G. Capital, LLC, an alternative asset manager, since April 2014, focusing on investments in technology and business services. Mr. Tolson also serves on the private company boards of General Datatech L.P, Buck Global, LLC, Lionbridge Technologies, Inc., Sightpath Medical, Inc. and Badger Maps, Inc. Prior to joining H.I.G. Capital, Mr. Tolson was an investment professional at the private equity firms Summit Partners and American Securities. Mr. Tolson was also previously the co-founder and chief executive officer of a mobile enterprise software company. Mr. Tolson holds a B.S. in systems engineering from the U.S. Military Academy at West Point and an M.B.A. from the Stanford Graduate School of Business.

Mr. Tolson has been named to the compensation committee, strategy committee and the government and regulatory affairs committee of the Board. Other than as described in this Current Report on Form 8-K, no arrangement or understanding exists between Mr. Tolson and any other person pursuant to which he was selected as a director. Furthermore, there are no transactions or currently proposed transactions between Mr. Tolson or any member of her immediate family, on the one hand, and the Company or any of its subsidiaries, on the other hand, that require disclosure under Item 404(a) of Regulation S-K.

Mr. Tolson has waived his cash and equity compensation for his service as a non-employee director of the Board until further notice to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	August 30, 2021	/s/ Scott Giesler
Scott Giesler SVP, General Counsel